                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) September 21, 1999


           DAMSON/BIRTCHER REALTY INCOME FUND-II, LIMITED PARTNERSHIP
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


       0-14633                                 13-33294820
  ----------------------------------------------------------------------
  (Commission file Number)          (I.R.S. Employer Identification No.)


     27611 La Paz Road, P.O. Box 30009, Laguna Niguel, California 92607-0009
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (949) 643-7700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

                     DAMSON/BIRTCHER REALTY INCOME FUND-II,
                               LIMITED PARTNERSHIP

ITEM 2.  DISPOSITION OF ASSETS

         Damson/Birtcher Realty Income Fund-II (the "Partnership") recently sold five of its six properties in three separate transactions, as set forth below:

Cooper Village

         On September 21, 1999, the Partnership sold its 58% interest in Cooper Village Shopping Center (co-owned with an affiliated partnership), in Mesa, Arizona to Old Vine Corporation ("Old Vine"), a local shopping center operator that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates. The sale price for the Partnership's 58% interest was $3,581,500.

         The buyer was represented by a third-party broker in the transaction. The broker was paid $46,000 from the sale proceeds. The General Partner was not paid any property disposition fee in connection with the sale. Old Vine has hired an affiliate of Birtcher to perform certain onsite property management services (not accounting or asset management), pursuant to a contract that is cancelable at any time upon 30 days notice.

Ladera-II

         On September 22, 1999, the Partnership sold Ladera-II Shopping Center, in Albuquerque, New Mexico to CA New Mexico, LLC, a wholly-owned subsidiary of CenterAmerica Trust ("CenterAmerica"), a Houston-based real estate investment trust that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates. The sale price was $1,176,000.

         CenterAmerica and the Partnership were each represented by third-party brokers in the transaction. The brokers were paid an aggregate $49,657 from the sale proceeds. The General Partner was not paid a disposition fee in connection with the transaction. CenterAmerica will not hire the General Partner or any affiliate to perform asset management or property management services for this property.

The Rubin Pachulsky Dew Transaction

         On September 23, 1999, the Partnership sold Creekridge Business Center, in Bloomington, Minnesota, Kennedy Corporate Center, in Palatine, Illinois and Lakeland Business Center, in Milwaukee, Wisconsin to Rubin Pachulsky Dew Properties, LLC ("Rubin Pachulsky Dew") for $8,300,000, $2,600,000, and $5,200,000, respectively, or an aggregate purchase price of $16,100,000. Rubin Pachulsky Dew is a third-party real estate investment entity that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates.

                     DAMSON/BIRTCHER REALTY INCOME FUND-II,
                               LIMITED PARTNERSHIP


         Rubin Pachulsky Dew was represented by a third-party broker in the transaction. The broker was paid $161,000 from the sale proceeds. Since the sale price of Creekridge Business Center exceeded the January 1, 1993 appraised value ($6,400,000), pursuant to the 1993 Amendment of the Partnership Agreement, the General Partner earned and was paid a property disposition fee of $207,500 in connection with the sale.

         Rubin Pachulsky Dew has hired an affiliate of Birtcher as property manager for the properties for a fee that is approximately the same as the fee the Partnership previously paid to the General Partner for property management. In addition, Rubin Pachulsky Dew has hired an affiliate of Birtcher to provide certain asset management services for the properties, and will pay an incentive fee approximately equal to 10% of the profits, if any, after Rubin Pachulsky Dew has received a 15% return on its investment. The incentive fee, if earned, is not payable until the last property is sold or four years from date of purchase, whichever comes first. The property management agreement is cancelable at any time upon 60 days notice, but the incentive fee will survive termination of the contract.

Summary
-------

         The Partnership realized approximately $18,220,000, or approximately $346 per $1,000 originally invested in the Partnership, in distributable cash proceeds from the sale of all five properties, after deducting for holdbacks (approximately $1,428,000), closing costs and prorations totaling approximately $1,210,000. The holdbacks include approximately $905,000 for tenant improvements at Creekridge Business Center, plus unbilled property taxes and other contingencies.

         Currently, two lawsuits are pending against the Partnership and its General Partner and certain of its affiliates that seek, among things, unspecified monetary damages. These lawsuits are discussed in the Partnership's quarterly and annual reports. Since these cases are in the preliminary discovery phase, there is unavoidable uncertainty regarding their ultimate resolution. The Partnership Agreement mandates that the General Partner provide for all of the Partnership's liabilities and obligations, including contingent liabilities, before distributing liquidation proceeds to its partners. Therefore, the Partnership will not distribute liquidation proceeds until the uncertainty surrounding these lawsuits is sufficiently resolved. The amount and timing of any distribution of liquidation proceeds will be determined by the General Partner in light of these and other relevant considerations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              DAMSON/BIRTCHER REALTY INCOME FUND-II,
                              LIMITED PARTNERSHIP

By: BIRTCHER/LIQUIDITY        By: BIRTCHER INVESTORS,
    PROPERTIES                    a California limited partnership
    (General Partner)
                                  By: BIRTCHER INVESTMENTS,
                                      a California general partnership,
                                      General Partner of Birtcher Investors

                                      By: BIRTCHER LIMITED,
                                          a California limited partnership,
                                          General Partner of Birtcher
                                          Investments

                                          By: BREICORP,
                                              a California corporation,
                                              formerly known as Birtcher
                                              Real Estate Inc., General
                                              Partner of Birtcher Limited

Date: October 15, 1999                        By: /s/Robert M. Anderson
                                                  ------------------------
                                                  Robert M. Anderson
                                                  Executive Director
                                                  BREICORP

                              By: LF Special Fund I, L.P.,
                                  a California limited partnership

                                  By: Liquidity Fund Asset Management, Inc.,
                                      a California corporation, General
                                      Partner of LF Special Fund I, L.P.

Date: October 15, 1999                By: /s/ Brent R. Donaldson
                                          -----------------------------
                                          Brent R. Donaldson
                                          President
                                          Liquidity Fund Asset Management, Inc.